Form 4
Exhibit 99.1 Schedule A
Reporting Person Everest Hill Group Inc.
CIK 0001449359
Issuer AdaptHealth Corp. AHCO
Transactions 10 August 2022 through 12 August 2022

Securities are all Common Stock.
Transaction Dates are all as indicated below.
Code for all transactions is S.
Disposition categorization for all transactions is D.
Prices for all transaction are as indicated below.
Beneficial ownership following each transaction is as indicated below. All shares are indirectly owned by Reporting Person (See Form 4 Remarks).

Date
Shares
Price
Ownership Post Transaction
08/10/22
159,000
$23.000
15,862,478
08/11/22
113,139
$23.500
15,749,339
08/11/22
400
$23.501
15,748,939
08/11/22
194
$23.505
15,748,745
08/11/22
8,549
$23.510
15,740,196
08/11/22
100
$23.515
15,740,096
08/11/22
5,522
$23.520
15,734,574
08/11/22
2,536
$23.530
15,732,038
08/11/22
33
$23.535
15,732,005
08/11/22
5,349
$23.540
15,726,656
08/11/22
2,958
$23.550
15,723,698
08/11/22
1,795
$23.560
15,721,903
08/11/22
1,734
$23.570
15,720,169
08/11/22
929
$23.580
15,719,240
08/11/22
2,106
$23.590
15,717,134
08/11/22
784
$23.600
15,716,350
08/11/22
800
$23.605
15,715,550
08/11/22
1,095
$23.610
15,714,455
08/11/22
460
$23.620
15,713,995
08/11/22
617
$23.630
15,713,378
08/11/22
600
$23.660
15,712,778
08/11/22
300
$23.675
15,712,478
08/11/22
618
$24.000
15,711,860
08/12/22
154,106
$23.500
15,557,754
08/12/22
225
$23.505
15,557,529
08/12/22
10,339
$23.510
15,547,190
08/12/22
256
$23.515
15,546,934
08/12/22
4,890
$23.520
15,542,044
08/12/22
100
$23.525
15,541,944
08/12/22
2,642
$23.530
15,539,302
08/12/22
133
$23.535
15,539,169
08/12/22
1,709
$23.540
15,537,460
08/12/22
50
$23.545
15,537,410
08/12/22
9,361
$23.550
15,528,049
08/12/22
25
$23.555
15,528,024
08/12/22
17,158
$23.560
15,510,866
08/12/22
20
$23.565
15,510,846
08/12/22
2,488
$23.570
15,508,358
08/12/22
1,209
$23.580
15,507,149
08/12/22
920
$23.590
15,506,229
08/12/22
5,985
$23.600
15,500,244
08/12/22
1,212
$23.610
15,499,032
08/12/22
1,400
$23.620
15,497,632
08/12/22
754
$23.630
15,496,878
08/12/22
400
$23.640
15,496,478